                                                                     EXHIBIT 4.8


                8.75% Guaranteed Senior Notes due August 9, 2006

                           Dated as of April 24, 2002

                                Terms Resolution

      THE UNDERSIGNED, William J. Shea, President and Chief Operations Officer of Conseco, Inc., an Indiana corporation (the "Company"), and James S. Adams, Senior Vice President, Chief Accounting Officer and Treasurer of the Company, being two of the "Designated Officers" of the Company authorized by the resolution adopted by the Executive Committee of the Board of Directors on March 18, 2002, by authorization granted to it by the Board of Directors (the "Resolution"), to establish the form and terms of the Notes (as hereinafter defined) and to take, on behalf of the Company, certain other action with respect to the Notes (the "Designated Officers"), do hereby adopt and execute, on behalf of the Company the following preamble and resolution:

                  WHEREAS, pursuant to the Resolution the Designated
            Officers have been authorized to, among other things,
            (i) determine, authorize and fix the terms of a series of Securities of the Company in an aggregate principal amount up to such aggregate principal amount as shall be sold at an aggregate initial offering price not exceeding $2,540,299,000, (ii) negotiate, execute and deliver one or more underwriting agreements, distribution agreements, terms agreements, pricing agreements or purchase agreements relating to such Securities, and (iii) take all such further action as the Designated Officers may deem to be necessary or advisable to carry out the purpose and intent of the Resolution which relate to the offering of such Securities;

            NOW, THEREFORE, BE IT RESOLVED that:

      Pursuant to Section 3.1 of the Senior Indenture dated as of April 24, 2002 (the "Indenture"), among the Company, CIHC, Incorporated, as guarantor, and State Street Bank and Trust Company, as trustee (the "Trustee"), and pursuant to the Resolution, there is hereby established a series (as that term is used in Section 3.1 of the Indenture) of Securities to be issued under the Indenture, and, in addition to the terms provided in the Indenture, such series of Securities shall have the following terms:

      1. The title of the Securities of the series is 8.75% Guaranteed Senior Notes due August 9, 2006 (the "Notes").

      2. The limit upon the aggregate principal amount of the Notes which may be authenticated and delivered on the date hereof or from time to time under the Indenture (except for Notes authenticated and delivered upon transfer of, or in exchange for, or in lieu of, other Notes pursuant to Sections 3.4, 3.5, 3.6, 3.14, 8.6 or 10.7 of the Indenture) shall be $788,000,000. The Notes issued on the date hereof and any additional Notes subsequently issued pursuant to the Indenture would be treated as a single class for all purposes under the Indenture.

      3. The Notes shall bear interest at a fixed rate of 8.75% per annum. Interest shall be payable semi-annually on February 9 and August 9 of each year, commencing, August 9, 2002. The interest payable on August 9, 2002 will accrue from February 9, 2002.

      4. The date on which the principal of the Note is payable shall be February 9, 2006.

      5. Pursuant to Section 2.1 of the Indenture and pursuant to the Resolution, the form of Notes attached hereto as Annex A-1 and A-2 is hereby established as the form of the Notes.

      6. Each Note shall be represented by a global note (a "Book-Entry Note") registered in the name of a U.S. Depositary, which shall be The Depository Trust Company, or its nominee.

      7. The Notes will be Guaranteed by the Subsidiary Guarantee of the Guarantor on an unsecured senior subordinated basis in accordance with the provisions of the Indenture. Pursuant to Section 2.1 of the Indenture and pursuant to the Resolution, the form of the Subsidiary Guarantee attached hereto as Annex B is hereby established as the form of the Subsidiary Guarantee.

      8. The Notes will be redeemable as a whole or in part at the option of the Company at any time, at a redemption price equal to the sum of (a) the greater of (i) 100% of the principal amount of such Notes and (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon from the redemption date to the date of Maturity, computed by discounting such payments, in each case, to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate, plus 25 basis points, plus (b) accrued and unpaid interest on the principal amount thereof to the date of redemption.

      Definitions

            "Treasury Rate" means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

            "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining terms of such Notes. "Independent Investment Banker" means one of the Reference Treasury Dealers appointed by the Trustee after consultation with the Company.

            "Comparable Treasury Price" means, with respect to any redemption date, (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third Business Day preceding such redemption date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for U.S. Government Securities" or (ii) if such release (or any successor release) is not published or does not contain such prices on such Business Day, the average of the Reference Treasury Dealer Quotations actually obtained by the Trustee for such redemption date. "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. (New York City time) on the third Business Day preceding such redemption date.

            "Reference Treasury Dealer" means each of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, Deutsche Bank Securities Inc., Chase Securities Inc., First Union Securities Inc., J.P. Morgan Securities Inc. and SG Cowen Securities Corporation and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), the Company may substitute therefor another Primary Treasury Dealer.

      9. The denominations of Notes shall be $1,000 and any integral multiples in excess thereof.

      10. The Notes shall be issuable only as Registered Securities, without coupons.

      11. The Notes shall be denominated, and principal of and premium, if any, and interest on the Notes shall be payable, in United States Dollars.

      12. Pursuant to Section 9.2 of the Indenture and this Terms Resolution,
(i) the Company hereby appoints State Street Bank and Trust Company at its principal corporate trust office located in Hartford, Connecticut (which office or agency shall initially be located at Goodwin Square, 225 Asylum Street, 23rd Floor, Hartford, Connecticut 06130, Attn: Corporate Trust Administration) (the "Trustee's Office"), as Paying Agent, Registrar and transfer agent for the Notes; and (ii) the Trustee's Office is hereby designated as an office or agency where Notes may be presented or surrendered for payment, where Notes may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Notes and the Indenture may be served.

      13. The following covenants and definitions are provided with respect to the Notes:

            Covenants:

                  (1) Limitation on Issuance or Disposition of Stock of Significant Subsidiaries. The Company will not, nor will it permit any Significant Subsidiary to, issue, sell or otherwise dispose of any shares of Capital Stock (other than non-voting Preferred Stock) of any Significant Subsidiary, except for (i) directors' qualifying shares; (ii) sales or other dispositions to the Company or to one or more wholly-owned Significant Subsidiaries; (iii) the sale or other disposition of all or any part of the Capital Stock of any Significant Subsidiary for consideration which is at least equal to the fair value of such Capital Stock as determined by the Company's board of directors (acting in good faith); or (iv) any issuance, sale, assignment, transfer or other disposition made in compliance with an order of a court or regulatory authority of competent jurisdiction, other than an order issued at the request of the Company or any Significant Subsidiary.

                  (2) Limitation on Liens. Except as provided below, neither the Company nor any Significant Subsidiary may incur, issue, assume or guarantee any Indebtedness secured by a Lien on any property or assets of the Company or any Significant Subsidiary, or any shares of Capital Stock of any Significant Subsidiary, without effectively providing that the Notes (together with, if the Company shall so determine, any other Indebtedness which is not subordinated to the Notes) shall be secured equally and ratably with (or prior to) such Indebtedness, so long as such Indebtedness shall be so secured; provided, however, that this covenant shall not apply to Indebtedness secured by (i) Liens existing on the date of this Terms Resolution; (ii) Liens on property of, or on any shares of stock of, any corporation existing at the time such corporation becomes a Significant Subsidiary or merges into or consolidates with the Company or a Significant Subsidiary; (iii) Liens on property or on shares of stock existing at the time of acquisition thereof by the Company or any Significant Subsidiary; (iv) Liens to secure the financing of the acquisition, construction or improvement of property, or the acquisition of shares of stock by the Company or any Significant Subsidiary, provided that such Liens are created not later than one year after such acquisition or, in the case of property, no later than one year after completion of construction or commencement of commercial operation, whichever is later, are limited to the property acquired, constructed or improved or the shares of stock acquired and do not secure indebtedness in excess of the cost of such acquisition, construction or improvement; (v) Liens in favor of the Company or any Subsidiary; (vi) Liens in favor of, or required by, governmental authorities; and (vii) any extension, renewal or replacement as a whole or in part, of any Lien referred to in the foregoing clauses (i) to (vi) inclusive; provided, however, that (a) such extension, renewal or replacement Lien shall be limited to all or a part of the same property or shares of stock that secured the Lien extended, renewed or replaced and (b) the Indebtedness secured by such Lien at such time is not so increased.

                  The restrictions in the immediately preceding
            paragraph do not apply if, immediately after the incurrence, issuance, assumption or guarantee of any Indebtedness secured by a Lien, the aggregate principal amount of such secured Indebtedness (other than the Indebtedness secured by Liens described in clauses (i) to (vii), inclusive, of the immediately preceding paragraph) would not exceed 10% of Consolidated Capitalization.

                  Definitions

                  "Capital Lease Obligations" of a Person means any
            obligation that is required to be classified and accounted for as a capital lease on the face of a balance sheet of such person prepared in accordance with generally accepted accounting principles; the amount of such obligations shall be the capitalized amount thereof, determined in accordance with generally accepted accounting principles; and the Stated Maturity thereof shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment of a penalty.

                  "Capital Stock" means any and all shares,
            interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) corporate stock, including any Preferred Stock.

                  "Consolidated Capitalization" means the sum of the
            Company's consolidated shareholders' equity, redeemable preferred stock and preferred securities in any trust, partnership, corporation or other entity of which more than 50% of the voting equity is owned directly or indirectly by the Company, including, without limitation, the trust securities issued by Conseco Financing Trust I, Conseco Financing Trust II, Conseco Financing Trust III, Conseco Financing Trust IV, Conseco Financing Trust V, Conseco Financing Trust VI, Conseco Financing Trust VII and Conseco Financing Trust XI.

                  "Indebtedness" means (i) any liability of any
            Person (1) for borrowed money, or under any reimbursement obligation relating to a letter of credit (other than letters of credit obtained in the ordinary course of business), or (2) evidenced by a bond, note, debenture or similar instrument (including a purchase money obligation) given in connection with the acquisition of any businesses, properties or assets of any kind or with services incurred in connection with capital expenditures (other than accounts payable or other indebtedness to trade creditors arising in the ordinary course of business), or (3) for the payment of money relating to a Capital Lease Obligation; (ii) any liability of others described in the preceding clause
            (1) that the Person has guaranteed or that is otherwise its legal liability; and (iii) any amendment, supplement, modification, deferral, renewal, extension or refunding of any liability of the types referred to in clauses (i) and (ii) above.

                  "Lien" means any lien, mortgage, pledge, security
            interest, charge or encumbrance of any kind (including any conditional sale or other title retention agreement and any lease in the nature thereof).

                  "Person" means any individual, corporation,
            partnership, joint venture, association, joint-stock or limited liability company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  "Preferred Stock", as applied to the Capital Stock
            of any corporation, means Capital Stock of any class or classes (however designated) which is preferred as to the payment of dividends, or as to the distribution of assets upon any voluntary or involuntary liquidation or dissolution of such corporation, over shares of Capital Stock of any other class of such corporation.

                  "Significant Subsidiary" means any Subsidiary with
            earnings which constituted at least 20% of the Company's consolidated total net earnings, as determined as of the date of the Company's most recently prepared quarterly financial statements for the 12-month period then ended.

                  "Stated Maturity," when used with respect to any
            security or any installment of interest on any security, means the date specified in such security as the fixed date on which the principal of such security or such installment of interest, respectively, is finally due and payable, except as otherwise provided in the case of Capital Lease Obligations.

                  "Subsidiary" means a corporation of which a
            majority of the Capital Stock having voting power under ordinary circumstances to elect a majority of the board of directors is owned directly or indirectly by the Company or by one or more Subsidiaries, or by the Company and one or more Subsidiaries.

      14. All such terms of the Note that are not set forth in the Indenture, the Resolution or this Terms Resolution shall be set forth in the provisions of the Note as authenticated and delivered.

      15. Each Note shall be authenticated and delivered by the Trustee upon delivery to the Trustee of (A) such Note duly executed as provided in the Indenture, with the terms set forth therein duly completed, and (B) the Officers' Certificate with respect to such Note.

      16. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Indenture. To the extent that a term is defined both herein and in the Indenture, the definition in this Terms Resolution shall govern with respect to the provisions contained herein relating to the Notes.

      IN WITNESS WHEREOF, the undersigned have executed this Terms Resolution as of the date first written above.




                                    By:
                                       ---------------------------------------
                                       Name:  William J. Shea
                                       Title: President and Chief
                                              Operating Officer


                                    By:
                                       ---------------------------------------
                                       Name:  James S. Adams
                                       Title: Senior Vice President,
                                              Chief Accounting Officer
                                              and Treasurer


                                    Agreed by:

                                    CIHC, Incorporated


                                    By:
                                       ---------------------------------------
                                       Name:
                                       Title:

                                                                       Annex A-1



                                 [Face of Note]



      THIS GLOBAL SECURITY IS HELD BY THE DEPOSITORY (AS DEFINED IN THE INDENTURE GOVERNING THIS SECURITY) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 3.6 OF THE INDENTURE, (II) THIS GLOBAL SECURITY MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 3.14(a) OF THE INDENTURE, (III) THIS GLOBAL SECURITY MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 3.9 OF THE INDENTURE AND (IV) THIS GLOBAL SECURITY MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITORY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY.

      THIS SECURITY AND THE GUARANTEE ENDORSED HEREON HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR THE GUARANTEE ENDORSED HEREON NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE HOLDER OF THIS SECURITY AND THE GUARANTEE ENDORSED HEREON BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY AND THE GUARANTEE ENDORSED HEREON (OR ANY PREDECESSOR OF THIS SECURITY AND THE GUARANTEE ENDORSED HEREON) (THE "RESALE RESTRICTION TERMINATION DATE") ONLY (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE

COMPANY'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (i) PURSUANT TO CLAUSE (D) PRIOR TO THE END OF THE 40-DAY DISTRIBUTION COMPLIANCE PERIOD WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT OR PURSUANT TO CLAUSE (E) PRIOR TO THE RESALE RESTRICTION TERMINATION DATE TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND (ii) IN EACH OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF A HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

                                                               CUSIP [_________]

No. [___]                                                       **$[_________]**


                                  CONSECO, INC.

                     8.75% Guaranteed Senior Notes due 2006

Issue Date: April 24, 2002


      Conseco, Inc., an Indiana corporation (the "Company", which term includes any successor under the Indenture hereinafter referred to), for value received, promises to pay to DTC, or its registered assigns, the principal sum of [Amount of Note] ($__) on August 9, 2003.


Interest Payment Dates: February 9 and August 9, commencing August 9, 2006.


Record Dates: February 1 and August 1.


      Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            IN WITNESS WHEREOF, the Company has caused this Security to be signed manually or by facsimile by its duly authorized officers.

                                      CONSECO, INC.




                                      By:
                                         ---------------------------------
                                         Name:   William J. Shea
                                         Title:  President and Chief
                                                 Operating Officer

                                      By:
                                         ---------------------------------
                                         Name:   James S. Adams
                                         Title:  Senior Vice President,
                                                 Chief Accounting Officer
                                                  and Treasurer


This is one of the Guaranteed Senior Notes due August 9, 2006 described in the within-mentioned Indenture.




STATE STREET BANK AND TRUST COMPANY,

as Trustee

By:
    ----------------------------------
            Authorized Signatory

                             [Reverse Side of Note]


                                  CONSECO, INC.

                     8.75% Guaranteed Senior Notes due 2006

      Capitalized terms used herein shall have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

      1. Security. This Security shall represent the aggregate principal amount of outstanding Securities from time to time endorsed hereon. The aggregate principal amount of outstanding Securities represented hereby may from time to time be reduced or increased, as appropriate, to reflect exchanges and redemptions. Any endorsement of this Security to reflect the amount of any increase or decrease in the aggregate principal amount of outstanding Securities represented hereby shall be made by the Trustee in accordance with instructions given by the Holder hereof as required by Section 3.14 of the Indenture.

      2. Interest. The Company promises to pay interest on the principal amount of this Security at 8.75% per annum from February 9, 2002 until maturity and shall pay the Liquidated Damages, if any, payable pursuant to Section 5 of the Registration Rights Agreement referred to below. The Company shall pay interest and Liquidated Damages, if any, semi-annually in arrears on February 9 and August 9 of each year, or if any such day is not a Business Day, on the next succeeding Business Day (each an "Interest Payment Date"). Interest on the Securities shall accrue from the most recent date to which interest has been paid or, if no interest has been paid, from February 9, 2002; provided that if there is no existing Default in the payment of interest, and if this Security is authenticated between a record date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date; provided further that the first Interest Payment Date shall be August 9, 2002. The interest payable on August 9, 2002 will accrue from February 9, 2002. The Company shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal and premium, if any, from time to time on demand at the rate then in effect; it shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest and Liquidated Damages (without regard to any applicable grace periods) from time to time on demand at the same rate to the extent lawful. Interest shall be computed on the basis of a 360-day year of twelve 30-day months.

      3. Method of Payment. The Company shall pay interest on the Securities (except defaulted interest) and Liquidated Damages, if any, to the Persons who are registered Holders of Securities at the close of business on the February 1 or August 1 next preceding the Interest Payment Date, even if such Securities are canceled after such record date and on or before such Interest Payment Date, except as provided in Section 3.7(b) of the Indenture with respect to defaulted interest. The Securities shall be payable as to principal, premium and Liquidated Damages, if any, and interest at the office or agency of the Company maintained for such purpose in The City of New York, or, at the option of the Company, payment of interest and Liquidated Damages, if any, may be made by check mailed to the Holders at their addresses set forth in the register of Holders, and provided that payment by wire transfer of immediately available funds shall be required with respect to principal of and interest, premium and

Liquidated Damages, if any, on, all Global Securities and all other Securities the Holders of which shall have provided wire transfer instructions to the Company or the Paying Agent. Such payment shall be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

      4. Paying Agent, Registrar and Transfer Agent. Initially, State Street Bank and Trust Company, the Trustee under the Indenture, shall act as Paying Agent, Registrar and transfer agent. The Company may change any Paying Agent, Registrar or transfer agent without notice to any Holder. The Company or any of its Restricted Subsidiaries may act in any such capacity.

      5. Indenture. The Company issued the Securities under the First Senior Indenture dated as of April 24, 2002 ("Indenture") among the Company, the Guarantor and the Trustee. The terms of the Securities include those stated in the Indenture and those made part of the Indenture pursuant to Section 3.1 thereof or by reference to the Trust Indenture Act of 1939, as amended. The Securities are subject to all such terms, and Holders are referred to the Indenture and such Act for a statement of such terms. To the extent any provision of this Security conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling. This Security is an obligation of the Company limited to $788,000,000 in aggregate principal amount.

      6. Optional Redemption. At any time, the Company shall have the option to redeem the Securities, in whole or in part, upon at least 30 but no more than 60 days' prior notice to the Holders and, in the case of any redemption in part, upon at least 60 days' notice to the Trustee, at a redemption price equal to the sum of (a) the greater of (i) 100% of the principal amount of such Securities and (ii) the sum of the present values of (x) the remaining scheduled payments of principal and (y) interest thereon from the redemption date to the date of Maturity, computed by discounting such payments, in each case, to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate, plus 25 basis points, plus (b) accrued and unpaid interest on the principal amount thereof to the date of redemption.

      7. Selection and Notice of Redemption. If less than all of the Securities are to be redeemed at any time, the Trustee, not more than 45 days prior to the redemption date, will select Securities for redemption as follows:
(i) if the Securities are listed, in compliance with the requirements of the principal national securities exchange on which the Securities are listed, or
(ii) if the Securities are not so listed, on a pro rata basis, by lot or by any method as the Trustee deems fair and appropriate. No Securities of $1,000 or less may be redeemed in part. Except as otherwise provided in the Indenture, notices of redemption will be mailed by first class mail at least 30 but not more than 60 days before the redemption date to each Holder to be redeemed at its registered address. Notices of redemption may not be conditional. If any Security is to be redeemed in part only, the notice of redemption that relates to that Security will state the portion of the principal amount thereof to be redeemed. A new Security in principal amount equal to the unredeemed portion of the original Security will be issued in the name of the Holder thereof upon cancellation of the original Security. Securities called for redemption become due on the date fixed for redemption. On and after the redemption date, interest and Liquidated Damages, if any, cease to accrue on Securities or portions of them called for redemption.

      8. Denominations, Transfer, Exchange. The Securities are in registered form without coupons in denominations of $1,000 and integral multiples of $1,000. The transfer of Securities may be registered and Securities may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company may require a Holder to pay any taxes and fees required by law or permitted by the Indenture. The Company is not required to transfer or exchange any Security selected for redemption. Also, the Company is not required to transfer or exchange any Security for a period of 15 days before a selection of Securities to be redeemed.

      9. Persons Deemed Owners. The registered Holder of a Security will be treated as its owner for all purposes.

      10. Amendment, Supplement and Waiver. Subject to certain exceptions, the Indenture or the Securities may be amended or supplemented with the consent of the Holders of at least a majority in aggregate principal amount of the then outstanding Securities (including, without limitation, consents obtained in connection with a purchase of, or tender offer or exchange offer for, the Securities), and any existing Default or Event of Default or compliance with any provision of the Indenture or the Securities may be waived with the consent of the Holders of a majority in aggregate principal of the then outstanding Securities (including, without limitation, consents obtained in connection with a purchase of, or tender offer or exchange offer for, the Securities). Without the consent of any Holder of a Security, the Indenture or the Securities may be amended or supplemented to cure any ambiguity, defect or inconsistency, to provide for uncertificated Securities in addition to or in place of Bearer Securities, to provide for the assumption of the Company's or any Guarantor's obligations to Holders of the Securities in case of a merger or consolidation or sale of all or substantially all of the assets of the Company or any Guarantor, to make any change that would provide any additional rights or benefits to the Holders of the Securities or that does not adversely affect the legal rights under the Indenture of any such Holder or to comply with the requirements of the SEC in order to effect or maintain the qualification of the Indenture under the Trust Indenture Act.

      11. Defaults and Remedies. If an Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of the then outstanding Securities may declare all the Securities to be due and payable immediately. Holders of the Securities may not enforce the Indenture or the Securities except as provided in the Indenture. Subject to certain limitations, Holders of a majority in aggregate principal amount of the then outstanding Securities may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of the Securities notice of any continuing Default or Event of Default (except a Default or Event of Default relating to the payment of principal or interest or Liquidated Damages, if any) if it determines that withholding notice is in their interest. The Holders of a majority in aggregate principal amount of the Securities then outstanding by notice to the Trustee may, on behalf of the Holders of all of the Securities, waive any existing Default or Event of Default and its consequences under the Indenture except a continuing Default or Event of Default in the payment of interest or Liquidated Damages, if any, on, or the principal of, the Securities.

      12. Guarantee. The Company's obligations under the Securities are guaranteed, to the extent permitted by law, on a senior subordinated basis by the Guarantor. The Guarantor

Obligations will, to the extent set forth in the Indenture, be subordinated in right of payment to the prior payment in full, in cash, of all Senior Debt of the Guarantor.

      13. Trustee Dealings with Company. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not the Trustee.

      14. No Recourse Against Others. No past, present, or future director, officer, employee, incorporator agent, or stockholder or holder of any Equity Interest of the Company or any of its Subsidiaries, as such, will have any liability for any of the Company's or any Guarantors' obligations under the Securities, the Indenture, any Subsidiary Guarantees, the Exchange Securities, the Registration Rights Agreement or for any claim based on, in respect of, or by reason of, these obligations or their creation. Each Holder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Securities.

      15. Authentication. This Security shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

      16. Additional Rights of Holders of Restricted Global Securities and Restricted Bearer Securities. In addition to the rights provided to Holders under the Indenture, Holders of Restricted Global Securities and Restricted Bearer Securities shall have all the rights set forth in the Registration Rights Agreement dated as of April 24, 2002 between the Company, the Guarantor and the parties named on the signature pages thereof or, in the case of Additional Securities, Holders of Restricted Global Securities and Restricted Bearer Securities shall have the rights set forth in one or more registration rights agreements, if any, between the Company, the Guarantor and the other parties thereto, relating to rights given by the Company and the Guarantor to the purchasers of Additional Securities (the "Registration Rights Agreement").

      17. CUSIP Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Securities and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Securities or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

      The Company shall furnish to any Holder upon written request and without charge a copy of the Indenture and/or the Registration Rights Agreement. Requests may be made to:

            Conseco, Inc.
            11825 N. Pennsylvania Street
            Carmel, Indiana 46032
            Attention: General Counsel

            ASSIGNMENT FORM

      To assign this Security, fill in the form below:

(I) or (we) assign and transfer this Security to:
                                                  ------------------------------
                                                  (Insert assignee's legal name)


--------------------------------------------------------------------------------
                  (Insert assignee's soc. sec. or tax I.D. no.)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              (Print or type assignee's name, address and zip code)

and irrevocably appoint
                        --------------------------------------------------------
to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Date:
      ------------------

                              Your Signature:
                                             ----------------------------------
                                             (Sign exactly as your name appears
                                                  on the face of this Note)


Signature Guarantee*:
                      ---------------------
* Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

            SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL SECURITY

      The following exchanges of a part of this Global Security for an interest in another Global Security or for a Bearer Security, or exchanges of a part of another Global Security or Bearer Security for an interest in this Global Security, have been made:

                                                                 Principal Amount
                    Amount of Decrease    Amount of Increase    at Maturity of this        Signature of
                   in Principal Amount   in Principal Amount     Global  Security       Authorized Officer
                   at Maturity of this   at Maturity of this      Following such          of Trustee or
Date of Exchange     Global Security       Global Security     decrease (or increase)   Security Custodian
----------------   -------------------   -------------------   ----------------------   ------------------


                                                                       Annex A-2



                                 [Face of Note]



      THIS GLOBAL SECURITY IS HELD BY THE DEPOSITORY (AS DEFINED IN THE INDENTURE GOVERNING THIS SECURITY) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 3.6 OF THE INDENTURE, (II) THIS GLOBAL SECURITY MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 3.14(a) OF THE INDENTURE, (III) THIS GLOBAL SECURITY MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 3.9 OF THE INDENTURE AND (IV) THIS GLOBAL SECURITY MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITORY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY.

      THE RIGHTS ATTACHING TO THIS REGULATION S TEMPORARY GLOBAL NOTE, AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE FOR CERTIFIED NOTES, ARE AS SPECIFIED IN THE INDENTURE (AS DEFINED HEREIN). NEITHER THE HOLDER NOR THE BENEFICIAL OWNERS OF THIS REGULATION S TEMPORARY GLOBAL NOTE SHALL BE ENTITLED TO RECEIVE PAYMENT OF INTEREST HEREON.

      THIS SECURITY AND THE GUARANTEE ENDORSED HEREON HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR THE GUARANTEE ENDORSED HEREON NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE HOLDER OF THIS SECURITY AND THE GUARANTEE ENDORSED HEREON BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY AND THE GUARANTEE ENDORSED HEREON (OR ANY PREDECESSOR OF THIS SECURITY AND THE GUARANTEE ENDORSED HEREON) (THE "RESALE RESTRICTION TERMINATION DATE") ONLY (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER"

AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER
(i) PURSUANT TO CLAUSE (D) PRIOR TO THE END OF THE 40-DAY DISTRIBUTION COMPLIANCE PERIOD WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT OR PURSUANT TO CLAUSE (E) PRIOR TO THE RESALE RESTRICTION TERMINATION DATE TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND (ii) IN EACH OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF A HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

                                                               CUSIP [_________]

No. [___]                                                       **$[_________]**


                                  CONSECO, INC.

                     8.75% Guaranteed Senior Notes due 2006

Issue Date: April 24, 2002


      Conseco, Inc., an Indiana corporation (the "Company", which term includes any successor under the Indenture hereinafter referred to), for value received, promises to pay to DTC, or its registered assigns, the principal sum of [Amount of Note] ($__) on August 9, 2006.


Interest Payment Dates: February 9 and August 9, commencing August 9, 2002.


Record Dates: February 1 and August 1.


      Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            IN WITNESS WHEREOF, the Company has caused this Security to be signed manually or by facsimile by its duly authorized officers.

                                          CONSECO, INC.




                                          By:
                                             ---------------------------------
                                             Name:   William J. Shea
                                             Title:  President and Chief
                                                     Operating Officer

                                          By:
                                             ---------------------------------
                                             Name:   James S. Adams
                                             Title:  Senior Vice President,
                                                     Chief Accounting Officer
                                                     and Treasurer


This is one of the Guaranteed Senior Notes due August 9, 2006 described in the within-mentioned Indenture.





STATE STREET BANK AND TRUST COMPANY,

as Trustee

By:
    ----------------------------------
            Authorized Signatory

                             [Reverse Side of Note]


                                  CONSECO, INC.

                     8.75% Guaranteed Senior Notes due 2006

      Capitalized terms used herein shall have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

      1. Security. This Security shall represent the aggregate principal amount of outstanding Securities from time to time endorsed hereon. The aggregate principal amount of outstanding Securities represented hereby may from time to time be reduced or increased, as appropriate, to reflect exchanges and redemptions. Any endorsement of this Security to reflect the amount of any increase or decrease in the aggregate principal amount of outstanding Securities represented hereby shall be made by the Trustee in accordance with instructions given by the Holder hereof as required by Section 3.14 of the Indenture.

      2. Interest. The Company promises to pay interest on the principal amount of this Security at 8.75% per annum from February 9, 2002 until maturity and shall pay the Liquidated Damages, if any, payable pursuant to Section 5 of the Registration Rights Agreement referred to below. The Company shall pay interest and Liquidated Damages, if any, semi-annually in arrears on February 9 and August 9 of each year, or if any such day is not a Business Day, on the next succeeding Business Day (each an "Interest Payment Date"). Interest on the Securities shall accrue from the most recent date to which interest has been paid or, if no interest has been paid, from February 9, 2002; provided that if there is no existing Default in the payment of interest, and if this Security is authenticated between a record date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date; provided further that the first Interest Payment Date shall be August 9, 2002. The interest payable on August 9, 2002 will accrue from February 9, 2002. The Company shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal and premium, if any, from time to time on demand at the rate then in effect; it shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest and Liquidated Damages (without regard to any applicable grace periods) from time to time on demand at the same rate to the extent lawful. Interest shall be computed on the basis of a 360-day year of twelve 30-day months.

      3. Method of Payment. The Company shall pay interest on the Securities (except defaulted interest) and Liquidated Damages, if any, to the Persons who are registered Holders of Securities at the close of business on the February 1 or August 1 next preceding the Interest Payment Date, even if such Securities are canceled after such record date and on or before such Interest Payment Date, except as provided in Section 3.7(b) of the Indenture with respect to defaulted interest. The Securities shall be payable as to principal, premium and Liquidated Damages, if any, and interest at the office or agency of the Company maintained for such purpose in The City of New York, or, at the option of the Company, payment of interest and Liquidated Damages, if any, may be made by check mailed to the Holders at their addresses set forth in the register of Holders, and provided that payment by wire transfer of immediately available funds shall be required with respect to principal of and interest, premium and

Liquidated Damages, if any, on, all Global Securities and all other Securities the Holders of which shall have provided wire transfer instructions to the Company or the Paying Agent. Such payment shall be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

      4. Paying Agent, Registrar and Transfer Agent. Initially, State Street Bank and Trust Company, the Trustee under the Indenture, shall act as Paying Agent, Registrar and transfer agent. The Company may change any Paying Agent, Registrar or transfer agent without notice to any Holder. The Company or any of its Restricted Subsidiaries may act in any such capacity.

      5. Indenture. The Company issued the Securities under the First Senior Indenture dated as of April 24, 2002 ("Indenture") among the Company, the Guarantor and the Trustee. The terms of the Securities include those stated in the Indenture and those made part of the Indenture pursuant to Section 3.1 thereof or by reference to the Trust Indenture Act of 1939, as amended. The Securities are subject to all such terms, and Holders are referred to the Indenture and such Act for a statement of such terms. To the extent any provision of this Security conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling. This Security is an obligation of the Company limited to $800 million in aggregate principal amount.

      6. Optional Redemption. At any time, the Company shall have the option to redeem the Securities, in whole or in part, upon at least 30 but no more than 60 days' prior notice to the Holders and, in the case of any redemption in part, upon at least 60 days' notice to the Trustee, at a redemption price equal to the sum of (a) the greater of (i) 100% of the principal amount of such Securities and (ii) the sum of the present values of (x) the remaining scheduled payments of principal and (y) interest thereon from the redemption date to the date of Maturity, computed by discounting such payments, in each case, to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate, plus 25 basis points, plus (b) accrued and unpaid interest on the principal amount thereof to the date of redemption.

      7. Selection and Notice of Redemption. If less than all of the Securities are to be redeemed at any time, the Trustee, not more than 45 days prior to the redemption date, will select Securities for redemption as follows:
(i) if the Securities are listed, in compliance with the requirements of the principal national securities exchange on which the Securities are listed, or
(ii) if the Securities are not so listed, on a pro rata basis, by lot or by any method as the Trustee deems fair and appropriate. No Securities of $1,000 or less may be redeemed in part. Except as otherwise provided in the Indenture, notices of redemption will be mailed by first class mail at least 30 but not more than 60 days before the redemption date to each Holder to be redeemed at its registered address. Notices of redemption may not be conditional. If any Security is to be redeemed in part only, the notice of redemption that relates to that Security will state the portion of the principal amount thereof to be redeemed. A new Security in principal amount equal to the unredeemed portion of the original Security will be issued in the name of the Holder thereof upon cancellation of the original Security. Securities called for redemption become due on the date fixed for redemption. On and after the redemption date, interest and Liquidated Damages, if any, cease to accrue on Securities or portions of them called for redemption.

      8. Denominations, Transfer, Exchange. The Securities are in registered form without coupons in denominations of $1,000 and integral multiples of $1,000. The transfer of Securities may be registered and Securities may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company may require a Holder to pay any taxes and fees required by law or permitted by the Indenture. The Company is not required to transfer or exchange any Security selected for redemption. Also, the Company is not required to transfer or exchange any Security for a period of 15 days before a selection of Securities to be redeemed.

      9. Persons Deemed Owners. The registered Holder of a Security will be treated as its owner for all purposes.

      10. Amendment, Supplement and Waiver. Subject to certain exceptions, the Indenture or the Securities may be amended or supplemented with the consent of the Holders of at least a majority in aggregate principal amount of the then outstanding Securities (including, without limitation, consents obtained in connection with a purchase of, or tender offer or exchange offer for, the Securities), and any existing Default or Event of Default or compliance with any provision of the Indenture or the Securities may be waived with the consent of the Holders of a majority in aggregate principal of the then outstanding Securities (including, without limitation, consents obtained in connection with a purchase of, or tender offer or exchange offer for, the Securities). Without the consent of any Holder of a Security, the Indenture or the Securities may be amended or supplemented to cure any ambiguity, defect or inconsistency, to provide for uncertificated Securities in addition to or in place of Bearer Securities, to provide for the assumption of the Company's or any Guarantor's obligations to Holders of the Securities in case of a merger or consolidation or sale of all or substantially all of the assets of the Company or any Guarantor, to make any change that would provide any additional rights or benefits to the Holders of the Securities or that does not adversely affect the legal rights under the Indenture of any such Holder or to comply with the requirements of the SEC in order to effect or maintain the qualification of the Indenture under the Trust Indenture Act.

      11. Defaults and Remedies. If an Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of the then outstanding Securities may declare all the Securities to be due and payable immediately. Holders of the Securities may not enforce the Indenture or the Securities except as provided in the Indenture. Subject to certain limitations, Holders of a majority in aggregate principal amount of the then outstanding Securities may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of the Securities notice of any continuing Default or Event of Default (except a Default or Event of Default relating to the payment of principal or interest or Liquidated Damages, if any) if it determines that withholding notice is in their interest. The Holders of a majority in aggregate principal amount of the Securities then outstanding by notice to the Trustee may, on behalf of the Holders of all of the Securities, waive any existing Default or Event of Default and its consequences under the Indenture except a continuing Default or Event of Default in the payment of interest or Liquidated Damages, if any, on, or the principal of, the Securities.

      12. Guarantee. The Company's obligations under the Securities are guaranteed, to the extent permitted by law, on a senior subordinated basis by the Guarantor. The Guarantor

Obligations will, to the extent set forth in the Indenture, be subordinated in right of payment to the prior payment in full, in cash, of all Senior Debt of the Guarantor.

      13. Trustee Dealings with Company. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not the Trustee.

      14. No Recourse Against Others. No past, present, or future director, officer, employee, incorporator agent, or stockholder or holder of any Equity Interest of the Company or any of its Subsidiaries, as such, will have any liability for any of the Company's or any Guarantors' obligations under the Securities, the Indenture, any Subsidiary Guarantees, the Exchange Securities, the Registration Rights Agreement or for any claim based on, in respect of, or by reason of, these obligations or their creation. Each Holder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Securities.

      15. Authentication. This Security shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

      16. Additional Rights of Holders of Restricted Global Securities and Restricted Bearer Securities. In addition to the rights provided to Holders under the Indenture, Holders of Restricted Global Securities and Restricted Bearer Securities shall have all the rights set forth in the Registration Rights Agreement dated as of April 24, 2002 between the Company, the Guarantor and the parties named on the signature pages thereof or, in the case of Additional Securities, Holders of Restricted Global Securities and Restricted Bearer Securities shall have the rights set forth in one or more registration rights agreements, if any, between the Company, the Guarantor and the other parties thereto, relating to rights given by the Company and the Guarantor to the purchasers of Additional Securities (the "Registration Rights Agreement").

      17. CUSIP Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Securities and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Securities or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

      The Company shall furnish to any Holder upon written request and without charge a copy of the Indenture and/or the Registration Rights Agreement. Requests may be made to:

            Conseco, Inc.
            11825 N. Pennsylvania Street
            Carmel, Indiana 46032
            Attention: General Counsel

            ASSIGNMENT FORM

      To assign this Security, fill in the form below:

(I) or (we) assign and transfer this Security to:
                                                  ------------------------------
                                                  (Insert assignee's legal name)


--------------------------------------------------------------------------------
                  (Insert assignee's soc. sec. or tax I.D. no.)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              (Print or type assignee's name, address and zip code)

and irrevocably appoint
                        --------------------------------------------------------
to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Date:
      ------------------

                              Your Signature:
                                             ----------------------------------
                                             (Sign exactly as your name appears
                                                  on the face of this Note)


Signature Guarantee*:
                      ---------------------
* Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

         SCHEDULE OF EXCHANGES OF REGULATION S TEMPORARY GLOBAL SECURITY

      The following exchanges of a part of this Regulation S Temporary Global Security for an interest in another Global Security or of other Bearer Securities for an interest in this Regulation S Temporary Global Security, have been made:

                                                                 Principal Amount
                    Amount of Decrease    Amount of Increase    at Maturity of this        Signature of
                   in Principal Amount   in Principal Amount     Global  Security       Authorized Officer
                   at Maturity of this   at Maturity of this      Following such          of Trustee or
Date of Exchange     Global Security       Global Security     decrease (or increase)   Security Custodian
----------------   -------------------   -------------------   ----------------------   ------------------


                                                                         Annex B

                         [FORM OF NOTATION OF GUARANTEE]

      For value received, the Guarantor (which term includes any successor Person under the Indenture, dated as of April 24, 2002 (the "Indenture"), among Conseco, Inc., the Guarantor and State Street Bank and Trust Company, as trustee (the "Trustee")) has, jointly and severally, unconditionally guaranteed, to the extent set forth in the Indenture and subject to the provisions thereof, (a) the due and punctual payment of the principal of, premium, if any, interest and Liquidated Damages, if any, on the Securities (as defined in the Indenture), whether at maturity, by acceleration, redemption or otherwise, the due and punctual payment of interest on overdue principal and premium, and, to the extent permitted by law, interest, and the due and punctual performance of all other obligations of the Company to the Holders or the Trustee all in accordance with the terms of the Indenture and (b) in case of any extension of time of payment or renewal of any Securities or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise. The obligations of the Guarantor to the Holders of Securities and to the Trustee pursuant to the Subsidiary Guarantee and the Indenture are expressly set forth in Articles 12 and 13 of the Indenture and reference is hereby made to the Indenture for the precise terms of the Subsidiary Guarantee. Each Holder of a Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee, on behalf of such Holder, to take such action as may be necessary or appropriate to effectuate the subordination as provided in the Indenture and (c) appoints the Trustee attorney-in-fact of such Holder for such purpose.

                                    [Name of Guarantor]



                                    By:
                                        ---------------------------
                                        Name:
                                        Title: Authorized Signatory

                                    Attested:

                                    By:
                                        ---------------------------
                                        Name:
                                        Title: Secretary